   As filed with the Securities and Exchange Commission on February 10, 1997


                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                   FORM 8-K/A


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               January 21, 1997



                                 FRETTER, INC.
             (Exact name of registrant as specified in its charter)


          Michigan               0-14611               38-1557359
          (State or other        (Commission           (IRS Employer
          jurisdiction of        File Number)      Identification Number)
          incorporation)


          12501 Grand River
          Brighton, Michigan                           48116
 (Address of principal executive offices)            (Zip Code)


                                (810) 220-5000
             (Registrant's telephone number, including area code)

Item 5.  Other Events.
-------  ------------

     Fretter, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the Period Ended December 31, 1996 that the Company filed with the United States Bankruptcy Court for Northern District of Ohio, Eastern Division on January 21, 1997 in connection with the Company's ongoing proceeding under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 96-15177.

Item 7.   Exhibits.
------------------

(c)  Exhibits.
     --------

     99.1 Monthly Operating Reports of Debtors and Debtors in Possession for the Period December 31, 1996 (1)
-------------
(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FRETTER, INC.


                                       By /s/ J. Michael McLean
                                          -------------------------
                                          J. Michael McLean
                                          Controller

Date:  February 5, 1997

                                 EXHIBIT INDEX
                                 -------------



Exhibit                                                           Sequential
Number                       Document Description                 Page Number
-------                      --------------------                 -----------
 99.1               Monthly Operating Reports of Debtors
                    and Debtors in Possession for the Period
                    December 31, 1996

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